VESSELS (Tables)	12 Months Ended
Dec. 31, 2022
VESSELS [Abstract]
Vessels
Vessels consists of the carrying value of 19 and 21 vessels for the year ended December 31, 2022 and December 31, 2021, respectively. Vessels includes capitalized drydocking costs. One vessel is presented as Held for Sale as of December 31, 2021, and is presented as a disposal in the table below.

All figures in USD ‘000	2022	2021
Vessels Cost as of January 1	1,244,148	1,316,463
Additions Vessels*	117,677	3,868
Disposals Vessels	(282,829)	(76,183)
Drydocking Cost as of January 1	80,047	82,227
Additions Drydocking	12,774	7,881
Disposals Drydocking	(24,497)	(10,061)
Total Cost Vessels and Drydocking	1,147,320	1,324,195
Less Accumulated Depreciation	(398,113)	(557,527)
Less Accumulated Impairment Loss on Vessels	(14,073)	(51,405)
Net Book Value Vessels as of December 31	735,134	715,263
Vessel Held for Sale	-	14,960

*The Company presented as of December 31, 2021, $24.3 million as Vessels under Construction related to payments under the shipbuilding contracts for the two newbuildings delivered in 2022 from Samsung shipyard in South Korea. Upon delivery of these two vessels in 2022, the Company transferred the balance from Vessels under Constructions to Vessels, and as such the $117.7 million presented as Additions Vessels in 2022 in the table above includes the $24.3 million referred to above. The book value of the two vessels delivered in 2022 are $56.2 million and $55.7 million as of December 31, 2022, and the vessels are chartered out on longer term time charter agreements. We refer to footnote 3 for further information.